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                                                                 EXHIBIT 10.2(b)

                                SUPPORT AGREEMENT

          This Support Agreement is made as of March 30, 2004, between Stone Container Corporation (the "Parent") and Computershare Trust Company of Canada, in its capacity as trustee of King Street Funding Trust, a trust established under the laws of the Province of Ontario, by its Administrator, Scotia Capital Inc. ("King Street").

RECITALS:

1. The Seller plans to incur certain obligations in its capacity as initial servicer (in such capacity, the "Servicer") under a Receivables Purchase Agreement dated as of March 30, 2004 (as it may be amended, restated, supplemented or otherwise modified, the "Receivables Purchase Agreement").

2. The Servicer is an indirect subsidiary of the Parent, and the Parent and the Servicer desire to provide certain assurances to King Street with respect to the ability of the Servicer to faithfully perform its obligations as Servicer under the Receivables Purchase Agreement.

3. MBI Limited/Limitee, in its capacity as General Partner of Smurfit-MBI, also plans to incur certain obligations in its capacity as seller (in such capacity, the "Seller") under the Receivables Purchase Agreement.

4. The Parent is in no way providing any support or assurance with respect to the Seller's performance of its obligations as Seller under the Receivables Purchase Agreement.

5. It is a condition precedent to the effectiveness of the Receivables Purchase Agreement that the Parent provide this Support Agreement for the benefit of King Street.

     NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the parties hereto agree as follows:

1. DEFINITIONS. Capitalized terms used and not defined herein shall have the respective meanings specified in the Receivables Purchase Agreement and the following terms shall have the following meanings:

     "Laws" means applicable laws (including common law), statutes, by-laws, rules, regulations, orders, ordinances, codes, treaties, directions, decrees, judgments, awards or requirements, in each case of any Governmental Authority;

     "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of the Parent and its subsidiaries taken as a whole, (b) the ability of the Parent to perform its obligations under this Support Agreement or the ability of the Servicer to perform its obligations under the Receivables Purchase Agreement or any of the other Transaction Documents, or (c) the rights or

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     remedies of King Street against the Parent hereunder or against the
     Servicer under the Receivables Purchase Agreement or any other Transaction Document;

     "Support Agreement" means this support agreement, as the same may be amended, supplemented, modified, restated or replaced from time to time; and

     "Support Termination Date" means the date that is the later of (i) the performance in full of the Servicer Obligations and the payment of any amounts payable under this Support Agreement, (ii) the Facility Termination Date, and (iii) the date on which King Street appoints a successor servicer pursuant to Section 4.1(a) of the Receivables Purchase Agreement.

2. PERFORMANCE OF OBLIGATIONS. The Parent hereby unconditionally and irrevocably undertakes and agrees with and for the benefit of King Street to cause the due and punctual performance and observance by the Servicer of the duties, responsibilities, covenants and obligations of the Servicer contained in the Receivables Purchase Agreement or any document delivered in connection therewith in accordance with the terms thereof (all such duties, responsibilities, covenants and obligations on the part of the Servicer, to be performed and observed, being collectively called the "Servicer Obligations"), and agrees to pay any and all expenses (including reasonable legal fees and expenses) incurred by King Street in enforcing any of its rights hereunder. In the event that the Servicer shall fail in any manner whatsoever to perform or observe any of the Servicer Obligations when the same shall be required to be performed or observed, the Parent will itself duly and punctually perform and observe, or will cause the due and punctual performance and observance of, the Servicer Obligations, and it shall not be a condition to the accrual of the obligation of the Parent hereunder to perform or observe any of the Servicer Obligations (or to cause the same to be performed or observed) that King Street shall have first made any request of or demand upon or give any notice to the Parent or to the Servicer or have initiated any action or proceeding against the Parent or the Servicer in respect thereof. King Street may proceed to enforce the obligations of the Parent under this Section 2 without first pursuing or exhausting any right or remedy which King Street may have against the Servicer, any other Person, the Purchased Interest or any other property. For greater certainty, nothing herein shall create or impose upon the Parent any obligation whatsoever with respect to the performance or observance of any of the terms, conditions, covenants, agreements, undertakings, indemnities or obligations of the Seller contained in the Receivables Purchase Agreement or any document delivered in connection therewith.

3. OBLIGATION ABSOLUTE. The Parent undertakes that the Servicer Obligations will be performed strictly in accordance with the terms of the Receivables Purchase Agreement or any other document delivered in connection therewith, regardless of any Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of King Street with respect thereto. The obligations of the Parent under this Support Agreement are independent of the Servicer Obligations, and a separate action or actions may be brought and prosecuted against the Parent to enforce this Support Agreement, irrespective of whether any action is brought against the Servicer or whether the Servicer is joined in

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     any such action or actions. The liability of the Parent under this Support
     Agreement shall be absolute and unconditional irrespective of:

     (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Servicer Obligations, or any other amendment or waiver of or any consent to departure from the Receivables Purchase Agreement or any other agreement or instrument relating thereto;

     (b) any change, restructuring or termination of the corporate structure or existence of the Parent, the Servicer or any of their Affiliates; or

     (c) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Parent or the Servicer,

     all whether or not the Parent shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (c), inclusive, of this Section 3.

4. WAIVER. The Parent hereby waives promptness, diligence, notice of acceptance or any other notice with respect to any of the Servicer Obligations and this Support Agreement and any requirement that King Street exhaust any right or take any action against the Servicer or any other person or entity.

5. SUBROGATION. Until the Support Termination Date, the Parent hereby postpones all rights of subrogation against the Servicer and its property and all rights of indemnification, contribution and reimbursement from the Servicer and its property, in each case in connection with this Support Agreement and any payments made hereunder, and regardless of whether such rights arise by operation of law, pursuant to contract or otherwise.

6. REPRESENTATIONS AND WARRANTIES OF THE PARENT. By executing and delivering this Support Agreement, the Parent hereby represents and warrants to King Street, and acknowledges that King Street is relying on such representations and warranties in entering into the Receivables Purchase Agreement, as follows:

     (a) the Parent is a corporation validly organized and existing and in good standing under the laws of its jurisdiction of incorporation, has full corporate power and authority to own its properties and assets and is duly qualified to do business and is in good standing in each jurisdiction where the failure to so qualify and maintain such good standing could reasonably be expected to have a Material Adverse Effect;

     (b) the Parent has full corporate power and authority to execute and deliver this Support Agreement and to do all acts and things required or contemplated hereunder;

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     (c)  the Parent has taken all necessary action to authorize the execution and delivery of this Support Agreement and the performance by the Parent of its obligations hereunder and of the transactions contemplated hereby;

     (d) the execution and delivery by the Parent of this Support Agreement and the performance by the Parent of its obligations hereunder and of the transactions contemplated hereby do not, and will not with respect to clauses (i) and (iii), contravene, breach, constitute a default under, violate or conflict with:

          (i) the Parent's constating documents or by-laws or any resolution passed by its board of directors or its shareholders;

          (ii) any Law applicable to the Parent which could reasonably be expected to have a Material Adverse Effect;

          (iii) any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, contract or other agreement or instrument to which the Parent is a party or by which it or its property is bound, other than any such contravention, breach, default, violation or conflict which could not reasonably be expected to have a Material Adverse Effect; or

          (iv) any order, writ, judgment, award, injunction or decree binding on the Parent or affecting its properties, other than any such contravention, breach, default, violation or conflict which could not reasonably be expected to have a Material Adverse Effect;

          and do not and will not result in or require the creation of any Adverse Claim upon or with respect to any of the Parent's assets;

     (e) other than the filing of this Support Agreement as required by any applicable securities law, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is necessary in connection with the execution and delivery by the Parent of this Support Agreement, or the performance by the Parent of its obligations hereunder or of the transactions contemplated hereby or to give legal effect to the same other than such as have been obtained;

     (f) this Support Agreement has been duly executed and delivered by the Parent;

     (g) this Support Agreement is a legal, valid and binding obligation of the Parent enforceable against the Parent in accordance with its terms by King Street, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

     (h) all factual information furnished by or on behalf of the Parent to King Street or the Administrator for purposes of, or in connection with, this Support Agreement or

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          the Receivables Purchase Agreement or any transaction contemplated hereby is and all other factual information hereafter furnished by or on behalf of the Parent to King Street or the Administrator will be, true and accurate in all material respects on the date as of which such information is dated or certified and (in the case of any such information furnished prior to the date hereof) as of the date hereof and is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading;

     (i) there are no actions, suits or proceedings existing or pending or, to the knowledge of the Parent, threatened against or affecting the Parent or any of its property, at law, in equity or before any arbitration tribunal or Governmental Authority or alternative dispute resolution mechanism which, if adversely determined, could reasonably be expected to have a Material Adverse Effect, and the Parent is not in default with respect to any Law, which default could reasonably be expected to have a Material Adverse Effect;

     (j) the unaudited consolidated financial statements of the Parent and its Subsidiaries for the fiscal quarter ended December 31, 2003 provided to King Street fairly present in all material respects the financial position of the Parent and its Subsidiaries taken as a whole as at the date of such financial statements and the results of its operations for the fiscal period ended on such date, and, on the date hereof, there has been no material adverse change in the financial position of the Parent and its Subsidiaries taken as a whole since such date;

     (k) no default has occurred and is outstanding under any agreement, instrument, indenture or trust deed to which the Parent is a party, which default could reasonably be expected to have a Material Adverse Effect;

     (l) no part of the Purchased Interest is subject to any Adverse Claim granted or created by the Parent; and

     (m) on the date of this Support Agreement, the Parent is the direct or indirect beneficial owner of all of the issued and outstanding shares in the capital of the general partner and each of the limited partners of Smurfit-MBI.

     The representations and warranties set forth above shall survive the initial purchase of Receivables by King Street pursuant to the Receivables Purchase Agreement and shall remain in full force and effect for the benefit of King Street.

7. COVENANTS. The Parent covenants and agrees that, until the Support Termination Date, unless King Street shall otherwise consent in writing:

     (a) PRESERVATION OF CORPORATE EXISTENCE. (i) It will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each relevant jurisdiction, except to the extent that the failure so to preserve and

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          maintain such rights, franchises, privileges and qualification would not materially adversely affect the interests of King Street hereunder, or the ability of the Parent to perform its obligations hereunder, and (ii) it shall not, other than the proposed amalgamation of the Parent and Jefferson Smurfit Corporation (U.S.), Inc. or unless otherwise disclosed in writing to King Street on or before the date of this Support Agreement, liquidate or dissolve, consolidate or amalgamate with any person or sell, transfer or convey all or substantially all of its assets;

     (b) REPORTING REQUIREMENTS. It will furnish to King Street and the Rating Agency promptly after same becomes publicly available, copies of all periodic and other reports, proxy statements, financial statements and other materials (other than (i) the exhibits to registration statements and (ii) any registration statements on Form S-8 or its equivalent) filed by the Parent with the U.S. Securities and Exchange Commission;

     (c) COMPLIANCE WITH CREDIT AND COLLECTION POLICY. Without limiting its obligations hereunder, it will ensure that the Servicer at all times complies with the Credit and Collection Policy;

     (d) COMPLIANCE WITH LAWS. It will comply with all Laws applicable to all or any of it, its business, its properties and the Purchased Interest, other than any non-compliance that could not reasonably be expected to have a Material Adverse Effect;

     (e) RETAIN CONTROL. It will continue to, either directly or indirectly, retain effective control of the Servicer; and

     (f) BANKRUPTCY PROCEEDINGS. In the event that the Parent seeks protection under the Bankruptcy Code of the United States of America, it shall
          (i) ensure that no claim shall be made by the Parent or any of its Affiliates that any assets forming part of the Purchased Interest are assets of the Parent or the Seller, or that the Purchased Interest or any part thereof should be subject to such insolvency proceedings, and
          (ii) provide any assistance required or requested by King Street with respect to any action brought by King Street or the Administrator on its behalf to release all or any part of the Purchased Interest and the transactions contemplated by the Receivables Purchase Agreement from any stay of proceedings instituted in connection with such insolvency proceedings.

8. AUTHORIZATION BY PARENT. King Street may continue to purchase Receivables, and the Related Security and Collections related thereto, from time to time without notice to or authorization from the Parent regardless of the Servicer's financial or other condition at the time of any such purchase. The Parent acknowledges to King Street that it has adequate means to obtain from the Servicer on a continuing basis all information concerning the financial condition of the Servicer and the collectibility of the Purchased Receivables, and agrees with King Street that King Street shall not have any obligation to

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     disclose or discuss with the Parent any information which King Street has respecting the financial condition of Servicer or the collectibility of any Purchased Receivables.

9. TAXES. Any payments to be made by the Parent hereunder shall be made free and clear of any deduction, withholding or other Taxes. If the Parent is required by law to make any deduction or withholding on account of Taxes or otherwise from any such payment, the sum due from it in respect of such payment shall be increased to the extent necessary to ensure that after the making of such deduction or withholding, King Street receives a net sum equal to the sum which it would otherwise have received had no deduction or withholding been made, taking into account any credits or setoffs available to King Street in respect of such deduction or withholding.

10. CONTINUING SUPPORT AGREEMENT; ASSIGNMENTS UNDER RECEIVABLES PURCHASE AGREEMENT. This Support Agreement is a continuing Support Agreement and shall (i) remain in full force and effect until the Support Termination Date, (ii) be binding upon the Parent, its successors and assigns, and
     (iii) enure to the benefit of, and be enforceable by, King Street and its successors, transferees and assigns. King Street (and any assignee of King Street) may at any time assign any and all of its rights hereunder to any other person or entity without the consent of the Parent or the Servicer in accordance with the provisions of the Receivables Purchase Agreement, whereupon (i) each reference herein to King Street shall mean and be a reference to such assignee and (ii) such assignee may enforce this Support Agreement to the fullest extent as if it were a named party hereto.

11. AMENDMENTS, WAIVERS, ETC.. No amendment or waiver of any provision of this Support Agreement, consent to any departure by any party therefrom or approval or direction to be given by any party hereunder shall be effective in whole or in part unless the amendment, waiver, consent, approval or direction shall be (a) in writing and signed by the Parent and King Street and (b) if material, approved by the Rating Agency, and then such waiver, consent, approval or direction shall be effective only in the specific instance and for the specific purpose for which it was given.

12. NO WAIVER; REMEDIES. No failure on the part of any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

13. TIME OF THE ESSENCE. Time shall be of the essence of this Support Agreement and of every provision hereof.

14. SEVERABILITY. Any provision hereof that is prohibited or unenforceable in whole or in part in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

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15.  FURTHER ASSURANCES. Each of the parties, upon the request of the other party, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to effect complete consummation of the objects and intent of and the transactions contemplated by this Support Agreement.

16. GOVERNING LAW. This Support Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable in the Province of Ontario.

17.  CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES.

     (a) Each of the parties hereby irrevocably submits to the jurisdiction of any court sitting in Toronto in any action or proceeding arising out of or relating to this Support Agreement, and each of the parties hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Toronto court. Each of the parties hereby irrevocably waives, to the extent permitted by law, the defence of an inconvenient forum to the maintenance of such action or proceeding. Each of the parties agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

     (b) Nothing in this Section 17 shall affect (i) the right to serve legal process in any other manner permitted by Law, or (ii) the right of any party to bring any action or proceeding in the courts of other jurisdictions.

     (c) To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives, to the extent permitted by law, such immunity in respect of its obligations hereunder.

18. EXECUTION IN COUNTERPARTS. This Support Agreement may be executed in counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same Support Agreement.

                            [Signature page follows]

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          IN WITNESS WHEREOF, the parties have caused this Support Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              STONE CONTAINER CORPORATION

                              By: /s/ Richard P. Marra
                                 ---------------------
                              Name:   Richard P. Marra,
                              Title: Assistant Treasurer and Director of Pension Investments


                              COMPUTERSHARE TRUST COMPANY OF
                              CANADA, IN ITS CAPACITY AS TRUSTEE OF KING
                              STREET FUNDING TRUST, BY ITS
                              ADMINISTRATOR, SCOTIA CAPITAL INC.

                              By: /s/ D. Gregory Lawrence
                                 ------------------------
                              Name: D. Gregory Lawrence
                              Title: Director